UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2025

Prairie Operating Co.

(Exact name of registrant as specified in its charter)

Delaware	001-41895	98-0357690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Waugh Drive
Suite 400
Houston, TX	77007
(Address of principal executive offices)	(Zip Code)

(713) 424-4247

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PROP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On June 20, 2025, Prairie Operating Co. (the “Company”) entered into an Equity Distribution Agreement (the “Equity Distribution Agreement”) with Citigroup Global Markets Inc. and Truist Securities, Inc., as managers (together, the “Managers”). Pursuant to the Equity Distribution Agreement, the Company may sell, at its option, shares of its common stock up to an aggregate offering price of $75,000,000 (the “Shares”) through the Managers. Sales of the Shares made pursuant to the Equity Distribution Agreement, if any, will be made under the Company’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission (“SEC”) on April 22, 2025 (File No. 333-286676), which includes a base prospectus and was declared effective on May 2, 2025 (the “Registration Statement”), and the prospectus supplement dated June 20, 2025 relating to the offering and filed with the SEC (the “Prospectus Supplement”), in each case, as may be amended or supplemented from time to time.

Subject to the terms and conditions of the Equity Distribution Agreement, the Company may propose that the Managers place Shares pursuant to the terms set forth in a placement notice. Unless the Managers decline to accept the terms of the notice, the Managers will use reasonable efforts to sell the Shares in accordance with the terms of the Equity Distribution Agreement and the terms agreed upon by the Company and the Managers. The Managers may sell the Shares, if any, in a transaction only by methods deemed to be an “at the market offering” as defined in Rule 415 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), including without limitation sales made directly on the Nasdaq Capital Market, on any other trading market for the common stock or to or through a market maker. In addition, the Managers may, with the Company’s prior written consent, sell Shares by any other method permitted by law, including negotiated transactions. The Company cannot provide any assurances that it will issue any Shares pursuant to the Equity Distribution Agreement.

The Equity Distribution Agreement provides that the Managers will be entitled to receive a commission of up to 3.00% of the gross sales price of the Shares sold, and the Company has agreed to reimburse the Managers for certain specified expenses. Pursuant to the terms of the Equity Distribution Agreement, the Company also provided the Managers with customary indemnification and contribution rights. The Company is not obligated to sell any shares of its common stock under the Equity Distribution Agreement. The offering of common stock pursuant to the Equity Distribution Agreement will terminate upon the earlier of, among other things, (i) the sale of all of the Shares subject to the Equity Distribution Agreement and (ii) the termination of the Equity Distribution Agreement by the Company or by the Managers.

The Company currently anticipates the net proceeds from the sale of the Shares offered pursuant to the Equity Distribution Agreement, if any, will be used for general corporate purposes, which may include, among other things, advancing the Company’s development and drilling program, repayment of existing indebtedness or financing potential acquisition opportunities. In addition, if required by the holder of the Company’s Series F Convertible Preferred Stock, the Company will be required to use a portion of the net proceeds from sales of the Shares to redeem a number of shares of its Series F Convertible Preferred Stock in accordance with the Certificate of Designation of Preferences, Rights and Limitations of Series F Convertible Preferred Stock.

The foregoing description of the Equity Distribution Agreement is not complete and is qualified in its entirety by reference to the full text of the Equity Distribution Agreement, a copy of which is filed as Exhibit 1.1 hereto and incorporated herein by reference. The Equity Distribution Agreement is also incorporated by reference into the Registration Statement and the Prospectus Supplement. The provisions of the Equity Distribution Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to the Equity Distribution Agreement and are not intended as a document for investors and the public to obtain factual information about the Company’s current state of affairs. Rather, investors and the public should look to other disclosures contained in the Company’s filings with the SEC.

A copy of the opinion of Norton Rose Fulbright US LLP relating to the Shares is filed as Exhibit 5.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Shares discussed herein, nor shall there be any sale of such Shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Equity Distribution Agreement, dated June 20, 2025, by and between Prairie Operating Co., Citigroup Global Markets Inc. and Truist Securities, Inc.

5.1	Opinion of Norton Rose Fulbright US LLP.

23.1	Consent of Norton Rose Fulbright US LLP (contained in Exhibit 5.1 above).

104	Cover Page Interactive Date File-formatted as Inline XBRL.

Certain statements contained in this Current Report on Form 8-K, including those relating to activity under the Equity Distribution Agreement, intended use of proceeds, and statements using words such as “expects,” “believes,” or “intends” are forward-looking statements that involve a number of risks and uncertainties. Factors that could cause actual results to differ materially from those projected in the Company’s forward-looking statements include the following: estimates of reserves of the Company’s oil, natural gas, and natural gas liquids (“NGLs”) reserves; drilling prospects, inventories, projects, and programs; estimates of the Company’s future oil and natural gas production, including estimates of any increases or decreases in the Company’s production; financial strategy, liquidity and capital required for the Company’s development program and other capital expenditures; the availability and adequacy of cash flow to meet the Company’s requirements; the availability of additional capital for the Company’s operations; changes in the Company’s business and growth strategy, including its ability to successfully operate and expand its business; the Company’s financial performance following its acquisition of certain oil and gas and related assets located in the Denver-Julesburg Basin of Colorado from Bayswater Exploration & Production, LLC and certain of its affiliates, which was completed on March 26, 2025 (the “Bayswater Acquisition”), its acquisition of certain oil and gas assets from Nickel Road Development LLC and Nickel Road Operating LLC, which was completed on October 1, 2024 (the “NRO Acquisition”), and the other transactions described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024; the Company’s integration of acquisitions, including the Bayswater Acquisition and the NRO Acquisition; changes or developments in applicable laws or regulations, including with respect to taxes; and actions taken or not taken by third parties, including the Company’s contractors and competitors. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks include, but are not limited to: the Company’s ability to fund its development and drilling plan; the Company’s ability to grow its operations, and to fund such operations, on the anticipated timeline or at all; uncertainties inherent in estimating quantities of oil, natural gas, and NGL reserves and projecting future rates of production and the amount and timing of development expenditures; commodity price and cost volatility and inflation; the Company’s ability to obtain and maintain necessary permits and approvals to develop its assets; safety and environmental requirements that may subject the Company to unanticipated liabilities; changes in the regulations relating to the Company’s business and operations, including the businesses, assets and operations it has acquired or may acquire in the future, such as, but not limited to, those pertaining to tariffs, the environment, our drilling program, taxes and the pricing of its future production; the Company’s success in retaining or recruiting, or changes required in, its officers, key employees or directors; general economic, financial, legal, political, and business conditions and changes in domestic and foreign markets; the risks related to the growth of the Company’s business; the Company’s ability to recognize the anticipated benefits of the Bayswater Acquisition, the NRO Acquisition and the other transactions described in its Annual Report on Form 10-K for the year ended December 31, 2024, which may be affected by, among other things, competition and the Company’s ability to grow and manage growth profitably following the Bayswater Acquisition, the NRO Acquisition and such other transactions; the effects of competition on the Company’s future business; and other factors detailed under the section entitled “Risk Factors” and in the Company’s periodic SEC filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRAIRIE OPERATING CO.

By:	/s/ Daniel T. Sweeney
Name:	Daniel T. Sweeney
Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: June 20, 2025